UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2007


                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)


        California                     0-14266                  95-2746949
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c)


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THIS CURRENT REPORT ON FORM 8-K AND OTHER REPORTS FILED BY THE  REGISTRANT  FROM
TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S
MANAGEMENT,  AS WELL  AS  ESTIMATES  AND  ASSUMPTIONS  MADE BY THE  REGISTRANT'S
MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 18, 2007, Universal Detection Technology, a California corporation (the "Registrant") entered into a Stock Agreement (the "Agreement") with Innovative Marketing, Inc., a Wyoming corporation ("IMI"). Pursuant to the terms of the Agreement, in consideration of the agreement by the Registrant to issue 60,000,000 restricted shares of its common stock to IMI, the Registrant received certain credits from IMI in the aggregate amount of $1,600,000, which the Registrant may draw upon from time to time to use toward the purchase of certain merchandise and services from IMI. The Agreement provides that any credits not used by the Registrant prior to December 1, 2012 shall expire on that date, with IMI having no further obligation to the Registrant under the Agreement; provided, however, that the Registrant has the sole option to extend the Agreement to December 17, 2013.

There are no material relationships between the Registrant or its affiliates and IMI.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Item 1.01 of this Current Report on Form 8-K.

In accordance with the terms and conditions of the Agreement, on January 18, 2007, the Registrant agreed to issue 60,000,000 shares of the Registrant's common stock to IMI (the "Securities"). The offer and sale of the Securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Rule 506 insofar as: (1) IMI was accredited within the meaning of Rule 501(a); (2) the transfer of the Securities was restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b) after taking into consideration all prior investors under Section 4(2) of the Securities Act within the six months


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preceding the transaction;  and (4) the offer and sale of the Securities was not effected through any general solicitation or general advertising within the meaning of Rule 502(c).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
  NO.     DOCUMENT
-------  -----------------------------------------------------------------------
10.1 Stock Agreement, dated January 18, 2007, by and among the Registrant and Innovative Marketing, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2007                      UNIVERSAL DETECTION TECHNOLOGY

                                            By: /S/  JACQUES TIZABI
                                                ----------------------------
                                                Jacques Tizabi
                                                Chief Executive Officer


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